Tompkins Financial 8-K

Exhibit 99.1

For more information contact: Stephen S. Romaine, President & CEO Francis M. Fetsko, CFO Tompkins Financial Corporation 607.273.3210

For Immediate Release
Wednesday, July 20, 2011

Tompkins Financial Corporation Reports Record Earnings and Increased Dividend

ITHACA, NY – Tompkins Financial Corporation (TMP–NYSE Amex)

Tompkins Financial Corporation reported record net income of $9.4 million for the second quarter of 2011, an increase of 4.1% over the $9.0 million reported for the same period in 2010.  Diluted earnings per share were $0.85 for the second quarter of 2011, a 2.4% increase over the $0.83 reported for the second quarter of 2010.

For the six months ended June 30, 2011, net income was $18.2 million compared to $17.4 million for the same period prior year.  Diluted earnings per share totaled $1.65 for the first six months of 2011, an increase of 2.5% over the $1.61 reported for the first six months of 2010.

Selected highlights for the second quarter and year-to-date period included:

▪	Diluted earnings per share as of June 30, 2011, reflect the best quarter and year-to-date results in Company history.

▪
The Company’s board of directors approved a cash dividend of $0.36 per share to be paid in the third quarter of 2011, a 5.9% increase from the immediately preceding quarter.  The increase follows a trend of 22 consecutive years of increases in annual cash dividends paid to shareholders through the 2010 calendar year.

▪	Total revenue was $40.0 million for the second quarter of 2011 and $80.0 million for the first six months of 2011, up 1.3% and 1.6%, respectively, over the same periods in 2010.

▪	Total loans were $1.9 billion at June 30, 2011, up $20.4 million or 1.1% from June 30, 2010.

▪
Total deposits were $2.6 billion at quarter end, up 4.5% from the same period in 2010.  Noninterest-bearing deposits totaled $536.3 million at June 30, 2011, an increase of 13.1% over the same period in 2010.

▪
The net interest margin for the second quarter of 2011 was 3.77%, compared to 3.78% for the first quarter of 2011, and 3.91% for the second quarter of 2010.  Despite the decline in net interest margin over the past 12 months, net interest income of $28.0 million for the second quarter of 2011 was down less than 1.0% when compared to the same quarter last year.  Growth in earning assets, primarily in the securities portfolio, helped mitigate the earnings impact of the decline in margin.

▪
Noninterest income was up 6.0% for the quarter and up 8.2% for the year-to-date period.  Fee income from investment services, insurance, and card services were all up for both the quarter and year-to-date periods, while service charges on deposit accounts declined.  The lower level of service charges on deposit accounts was impacted by regulatory changes that went into effect in the third quarter of 2010.

▪
Noninterest expense for the second quarter of 2011 was $25.2 million, up 2.6% over the same period prior year. Noninterest expense for the year-to-date period was $50.4 million, an increase of 2.8% over the first six months of 2010.

▪
Favorable trends in net charge-offs and nonperforming assets contributed to a decline in the provision for loan and lease losses from $1.4 million in the second quarter of 2010, to $1.0 million in the second quarter of 2011.

▪
Nonperforming assets declined for the third consecutive quarter, although nonperforming assets levels remain above the totals reported at June 30, 2010. The ratio of nonperforming assets to total assets of 1.30% at June 30, 2011, continues to be well below the most recent peer averages published by the Federal Reserve.  The Company continues to receive regular payments on over 60% of loan balances that we categorize as nonperforming.

▪
Net charge-offs declined for the second consecutive quarter.  Although net charge-offs for the quarter of $679,000 are up over the $244,000 recorded for the same quarter last year, they remain well below the most recent peer averages published by the Federal Reserve.

▪
The Company’s allowance for loan and lease losses totaled $28.4 million at June 30, 2011, which represented 1.48% of total loans, compared to $27.8 million and 1.46% at December 31, 2010, and $26.5 million and 1.40% at June 30, 2010.  The allowance for loan and lease losses coverage of nonperforming loans improved during the most recent quarter to 69.23% up from 61.46% at December 31, 2010, and 68.61% at June 30, 2010.

▪
Capital levels showed continued growth during the quarter and ratios remain well above the regulatory well capitalized minimums.  Tier 1 capital as a percentage of average assets was 8.39%; and the ratio of total capital to risk-weighted assets was 13.98%.  These ratios are up from 8.02% and 13.42%, respectively at December 31, 2010.

Stephen S. Romaine, President and CEO stated, “We are pleased to report that Tompkins Financial has achieved record financial performance through the first half of 2011. We are proud of this achievement as well as our improving asset quality trends. This performance during these trying economic times shows the strength of our brand of community banking.”

Tompkins Financial Corporation operates 45 banking offices in the New York State markets served by the Company's three community banks - Tompkins Trust Company, The Bank of Castile, and Mahopac National Bank, insurance through Tompkins Insurance Agencies, Inc. and wealth management through Tompkins Financial Advisors.

"Safe Harbor" Statement under the Private Securities Litigation Reform of 1995:

This press release may include forward-looking statements with respect to revenue sources, growth, market risk, and corporate objectives. The Company assumes no duty, and specifically disclaims any obligation, to update forward-looking statements, and cautions that these statements are subject to numerous assumptions, risks, and uncertainties, all of which could change over time. Actual results could differ materially from forward-looking statements.

1 Federal Reserve peer ratio as of March 31, 2011, includes banks and bank holding companies with consolidated assets between $3 billion and $10 billion.

TOMPKINS FINANCIAL CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CONDITION

(In thousands, except share and per share data) (Unaudited)	As of	As of
ASSETS	06/30/2011	12/31/2010

Cash and noninterest bearing balances due from banks	$49,576	$47,339
Interest bearing balances due from banks	1,803	2,226
Money market funds	100	100
Cash and Cash Equivalents	51,479	49,665

Trading securities, at fair value	21,102	22,837
Available-for-sale securities, at fair value	1,087,700	1,039,608
Held-to-maturity securities, fair value of $30,439 at June 30, 2011, and $56,064
at December 31, 2010	29,761	54,973
Loans and leases, net of unearned income and deferred costs and fees	1,920,716	1,910,358
Less: Allowance for loan and lease losses	28,361	27,832
Net Loans and Leases	1,892,355	1,882,526

Federal Home Loan Bank stock and Federal Reserve Bank stock	18,800	21,985
Bank premises and equipment, net	44,749	46,103
Corporate owned life insurance	42,299	40,024
Goodwill	44,032	41,649
Other intangible assets, net	4,470	4,207
Accrued interest and other assets	50,851	56,766
Total Assets	$3,287,598	$3,260,343

LIABILITIES
Deposits:
Interest bearing:
Checking, savings and money market	1,320,669	1,230,815
Time	715,062	741,829
Noninterest bearing	536,277	523,229
Total Deposits	2,572,008	2,495,873

Federal funds purchased and securities sold under agreements to repurchase	178,545	183,609
Other borrowings, including certain amounts at fair value of $11,656 at June 30, 2011
and $11,629 at December 31, 2010	172,643	244,193
Trust preferred debentures	25,062	25,060
Other liabilities	39,280	38,200
Total Liabilities	$2,987,538	$2,986,935

EQUITY
Tompkins Financial Corporation shareholders' equity:
Common Stock - par value $.10 per share: Authorized 25,000,000 shares; Issued:
11,087,804 at June 30, 2011; and 10,934,385 at December 31, 2010	1,109	1,093
Additional paid-in capital	204,284	198,114
Retained earnings	87,188	76,446
Accumulated other comprehensive income (loss)	8,375	(1,260)
Treasury stock, at cost – 90,588 shares at June 30, 2011, and 92,025 shares
at December 31, 2010	(2,413)	(2,437)

Total Tompkins Financial Corporation Shareholders’ Equity	298,543	271,956
Noncontrolling interests	1,517	1,452
Total Equity	$300,060	$273,408
Total Liabilities and Equity	$3,287,598	$3,260,343

TOMPKINS FINANCIAL CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF INCOME

	Three Months Ended		Six Months Ended
(In thousands, except per share data) (Unaudited)	06/30/2011	06/30/2010	06/30/2011	06/30/2010
INTEREST AND DIVIDEND INCOME
Loans	$25,883	$26,750	$51,584	$53,369
Due from banks	4	10	9	22
Federal funds sold	1	6	5	9
Trading securities	220	278	455	588
Available-for-sale securities	7,896	8,794	15,583	17,793
Held-to-maturity securities	331	394	696	802
Federal Home Loan Bank stock and Federal Reserve Bank stock	219	218	509	501
Total Interest and Dividend Income	34,554	36,450	68,841	73,084
INTEREST EXPENSE
Time certificates of deposits of $100,000 or more	868	1,146	1,717	2,324
Other deposits	2,565	3,502	5,190	7,329
Federal funds purchased and securities sold under agreements to repurchase	1,248	1,308	2,540	2,733
Trust preferred debentures	388	436	792	803
Other borrowings	1,533	1,952	3,108	3,845
Total Interest Expense	6,602	8,344	13,347	17,034
Net Interest Income	27,952	28,106	55,494	56,050
Less: Provision for loan and lease losses	1,005	1,408	2,915	3,591
Net Interest Income After Provision for Loan and Lease Losses	26,947	26,698	52,579	52,459
NONINTEREST INCOME
Investment services income	3,825	3,604	7,665	7,341
Insurance commissions and fees	3,459	3,191	6,833	6,357
Service charges on deposit accounts	2,107	2,430	4,091	4,487
Card services income	1,269	1,067	2,514	2,041
Mark-to-market gain on trading securities	165	291	115	381
Mark-to-market (loss) on liabilities held at fair value	(202)	(490)	(27)	(618)
Other income	1,390	1,180	3,219	2,486
Net gain on securities transactions	0	58	95	176
Total Noninterest Income	12,013	11,331	24,505	22,651
NONINTEREST EXPENSES
Salaries and wages	11,211	10,669	22,036	21,008
Pension and other employee benefits	3,657	3,442	7,688	7,354
Net occupancy expense of premises	1,706	1,725	3,601	3,606
Furniture and fixture expense	1,199	1,143	2,237	2,326
FDIC insurance	531	857	1,582	1,769
Amortization of intangible assets	146	199	316	401
Other operating expense	6,713	6,481	12,920	12,547
Total Noninterest Expenses	25,163	24,516	50,380	49,011
Income Before Income Tax Expense	13,797	13,513	26,704	26,099
Income Tax Expense	4,364	4,447	8,466	8,585
Net Income attributable to Noncontrolling Interests and Tompkins Financial Corporation	9,433	9,066	18,238	17,514
Less: Net income attributable to noncontrolling interests	33	33	65	65
Net Income Attributable to Tompkins Financial Corporation	$9,400	$9,033	$18,173	$17,449
Basic Earnings Per Share	$0.86	$0.84	$1.66	$1.62
Diluted Earnings Per Share	$0.85	$0.83	$1.65	$1.61

Average Consolidated Balance Sheet and Net Interest Analysis

	Quarter Ended			Year to Date Period Ended			Year to Date Period Ended
	June 30, 2011			June 30, 2011			June 30, 2010
	Average			Average			Average
	Balance		Average	Balance		Average	Balance		Average
(Dollar amounts in thousands)	(QTD)	Interest	Yield/Rate	(YTD)	Interest	Yield/Rate	(YTD)	Interest	Yield/Rate
ASSETS
Interest-earning assets
Interest-bearing balances due from banks	$10,352	$4	0.15%	$13,235	$9	0.14%	$36,979	$22	0.12%
Money market funds	100	-	0.00%	100	-	0.00%	100	-	0.00%
Securities (1)
U.S. Government securities	963,145	7,227	3.01%	945,956	14,215	3.03%	835,570	16,248	3.92%
Trading securities	21,569	220	4.09%	22,053	455	4.16%	30,218	588	3.92%
State and municipal (2)	103,066	1,364	5.31%	107,672	2,811	5.26%	105,181	3,109	5.96%
Other securities (2)	14,348	168	4.70%	14,790	348	4.74%	18,171	442	4.91%
Total securities	1,102,128	8,979	3.27%	1,090,471	17,829	3.30%	989,140	20,387	4.16%
Federal Funds Sold	4,111	1	0.10%	6,426	5	0.16%	11,256	9	0.16%
FHLBNY and FRB stock	18,092	219	4.86%	18,505	509	5.55%	19,514	501	5.18%
Loans, net of unearned income (3)
Real estate	1,384,792	18,550	5.37%	1,376,735	36,978	5.42%	1,332,798	37,856	5.73%
Commercial loans (2)	451,648	6,153	5.46%	454,155	12,176	5.41%	465,834	12,544	5.43%
Consumer loans	68,382	1,189	6.97%	70,446	2,443	6.99%	82,809	2,862	6.97%
Direct lease financing	7,889	115	5.85%	8,318	246	5.96%	11,404	342	6.05%
Total loans, net of unearned income	1,912,711	26,007	5.45%	1,909,654	51,843	5.47%	1,892,845	53,604	5.71%
Total interest-earning assets	3,047,494	35,210	4.63%	3,038,391	70,195	4.66%	2,949,834	74,523	5.09%

Other assets	224,401			223,893			227,459

Total assets	3,271,895			3,262,284			3,177,293

LIABILITIES & EQUITY
Deposits
Interest-bearing deposits
Interest bearing checking, savings, & money market	1,355,790	1,284	0.38%	1,332,585	2,455	0.37%	1,229,835	3,395	0.56%
Time deposits > $100,000	323,435	868	1.08%	316,628	1,717	1.09%	338,998	2,324	1.38%
Time deposits < $100,000	402,329	1,280	1.28%	413,119	2,714	1.32%	430,141	3,657	1.71%
Brokered time deposits < $100,000	699	1	0.57%	3,372	21	1.26%	32,326	277	1.73%
Total interest-bearing deposits	2,082,253	3,433	0.66%	2,065,704	6,907	0.67%	2,031,300	9,653	0.96%
Federal funds purchased & securities sold under agreements
to repurchase	171,341	1,248	2.92%	178,359	2,540	2.87%	182,502	2,733	3.02%
Other borrowings	153,900	1,533	4.00%	162,731	3,108	3.85%	194,784	3,845	3.98%
Trust preferred debentures	25,062	388	6.21%	25,061	792	6.37%	25,057	803	6.46%
Total interest-bearing liabilities	2,432,556	6,602	1.09%	2,431,855	13,347	1.11%	2,433,643	17,034	1.41%

Noninterest bearing deposits	514,977			511,345			448,232
Accrued expenses and other liabilities	36,021			36,242			40,498
Total liabilities	2,983,554			2,979,442			2,922,373

Tompkins Financial Corporation Shareholders’ equity	286,839			281,357			253,436
Noncontrolling interest	1,502			1,485			1,484
Total equity	288,341			282,842			254,920

Total liabilities and equity	$3,271,895			$3,262,284			$3,177,293
Interest rate spread			3.54%			3.55%			3.68%
Net interest income/margin on earning assets		28,608	3.77%		56,848	3.77%		57,489	3.93%

Tax Equivalent Adjustment		(656)			(1,354)			(1,439)

Net interest income per consolidated financial statements		$27,952			$55,494			$56,050

(1) Average balances and yields on available-for-sale securities are based on historical amortized cost.
(2)  Interest income includes the tax effects of taxable-equivalent adjustments using a combined New York State and Federal effective income tax rate of 40% to increase tax exempt interest income to taxable-equivalent basis.

(3)  Nonaccrual loans are included in the average asset totals presented above.  Payments received on nonaccrual loans have been recognized as disclosed in Note 1 of the Company’s condensed consolidated financial statements included in Part I of the Company's annual report on Form 10-K for the fiscal year ended December 31, 2010.

Tompkins Financial Corporation - Summary Financial Data (Unaudited)

(In thousands, except per share data	Quarter-Ended					Year-Ended
	Jun-11	Mar-11	Dec-10	Sep-10	Jun-10	Dec-10

Period End Balance Sheet
Securities	$1,138,563	$1,121,443	$1,117,418	$1,053,038	$1,023,220	$1,117,418
Loans and leases, net of unearned income and deferred costs and fees	1,920,716	1,914,344	1,910,358	1,914,064	1,900,303	1,910,358
Allowance for loan and lease losses	28,361	28,035	27,832	28,684	26,530	27,832
Total assets	3,287,598	3,278,894	3,260,343	3,247,111	3,161,648	3,260,343

Total deposits	2,572,008	2,612,517	2,495,873	2,528,528	2,460,223	2,495,873
Federal funds purchased and securities sold under agreements to repurchase	178,545	182,009	183,609	191,596	175,336	183,609
Other borrowings	172,643	140,353	244,193	182,779	189,561	244,193
Trust preferred debentures	25,062	25,061	25,060	25,059	25,058	25,060
Shareholders' equity	300,060	282,237	273,408	276,495	268,683	273,408

Average Balance Sheet
Average earning assets	$3,047,494	$3,029,188	$3,010,361	$2,937,795	$2,953,673	$2,962,056
Average assets	3,271,895	3,252,549	3,243,822	3,168,478	3,181,476	3,191,840
Average interest-bearing liabilities	2,432,556	2,431,145	2,424,998	2,372,630	2,424,245	2,416,085
Average equity	288,341	277,283	280,051	273,517	260,197	265,943

Share data
Weighted average shares outstanding (basic)	10,974,616	10,905,197	10,888,138	10,845,106	10,818,218	10,812,502
Weighted average shares outstanding (diluted)	11,016,515	10,955,430	10,936,042	10,893,642	10,876,421	10,864,450
Period-end shares outstanding	11,051,894	10,952,410	10,898,475	10,878,813	10,830,001	10,898,475
Book value per share	27.15	25.77	25.09	25.42	24.81	25.09

Income Statement
Net interest income	$27,952	$27,542	$27,861	$27,864	$28,106	$111,775
Provision for loan/lease losses	1,005	1,910	1,433	3,483	1,408	8,507
Noninterest income	12,013	12,492	12,281	11,227	11,331	46,159
Noninterest expense	25,163	25,216	25,183	24,852	24,516	99,045
Income tax expense	4,364	4,102	4,602	3,233	4,447	16,420
Net income attributable to Tompkins Financial Corporation	9,400	8,773	8,892	7,490	9,033	33,831
Noncontrolling interests	33	33	32	33	33	131
Basic earnings per share	$0.86	$0.80	$0.82	$0.69	$0.84	$3.13
Diluted earnings per share	$0.85	$0.80	$0.81	$0.69	$0.83	$3.11

Asset Quality
Net charge-offs	679	1,707	2,285	1,329	244	5,025
Nonaccrual loans and leases	38,457	39,902	41,501	48,966	33,645	41,501
Loans and leases 90 days past due and accruing	2,512	1,266	1,217	1,737	1,758	1,217
Troubled debt restructurings not included above	0	2,411	2,564	3,264	3,264	2,564
Total nonperforming loans and leases	40,969	43,579	45,282	53,967	38,667	45,282
OREO	1,742	2,270	1,255	1,845	1,638	1,255
Nonperforming assets	42,711	45,849	46,537	55,812	40,305	46,537

RATIO ANALYSIS	Quarter-Ended					Year-Ended
Credit Quality	Jun-11	Mar-11	Dec-10	Sep-10	Jun-10	Dec-10
Net loan and lease losses/ average loans
and leases *	0.14%	0.36%	0.48%	0.28%	0.05%	0.26%
Nonperforming loans and leases/loans and leases	2.13%	2.28%	2.37%	2.82%	2.03%	2.37%
Nonperforming assets/assets	1.30%	1.40%	1.43%	1.72%	1.27%	1.43%
Allowance/nonperforming loans and leases	69.23%	64.33%	61.46%	53.15%	68.61%	61.46%
Allowance/loans and leases	1.48%	1.46%	1.46%	1.50%	1.40%	1.46%

Capital Adequacy (period-end)
Tier I capital / average assets	8.39%	8.22%	8.02%	8.01%	7.77%	8.02%
Total capital / risk-weighted assets	13.98%	13.66%	13.42%	13.14%	13.10%	13.42%

Profitability
Return on average assets *	1.15%	1.09%	1.09%	0.94%	1.14%	1.06%
Return on average equity *	13.08%	12.83%	12.60%	10.86%	13.92%	12.72%
Net interest margin (TE) *	3.77%	3.78%	3.75%	3.85%	3.91%	3.86%
* Quarterly ratios have been annualized